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                                                   Filed Pursuant to Rule 497(e)
                                        Registration File No.: 33-1575; 811-4471

                     SUPPLEMENT DATED JUNE 17, 2004 TO THE
      PROSPECTUS OF VALUE LINE AGGRESSIVE INCOME TRUST, DATED JUNE 1, 2004
                 (CHANGE APPLIES TO PAGE 16, "REDEMPTION FEE")

Effective November 1, 2004, a fee of 2% of redemption proceeds will be assessed on shares held for less than 120 days. The fee is paid to the Fund to help offset the transaction costs of frequent trading and to protect long-term shareholders of the Fund.

This redemption fee will only apply to shares purchased after July 30, 2004, and does not apply to shares acquired through dividend or capital gains reinvestment or accounts in the Systematic Cash Withdrawal Plan.